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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2017 (May 24, 2017)

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CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under the heading “Section 8 – Other Events — Item 8.01. Other Events. — Amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan” in this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of CapStar Financial Holdings, Inc. (the Company”) was held on May 24, 2017.  At the Annual Meeting, the Company’s shareholders (i) elected eleven (11) directors and (ii) ratified the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm.  The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on April 21, 2017 (the “Proxy Statement”).  Holders of 8,722,386 shares of the Company’s common stock, or approximately 78% of the 11,220,607 shares of common stock that are issued and outstanding and entitled to vote, were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the Proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal 1:Election of Directors

The Company’s shareholders elected by the following vote each of the eleven (11) director nominees nominated by the Company’s Board of Directors (the “Board”) to serve as directors until the 2018 annual meeting of shareholders and until their successors have been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Dennis C. Bottorff	7,190,935	8,456	1,522,995
L. Earl Bentz	7,178,142	21,249	1,522,995
Thomas R. Flynn	7,179,242	20,149	1,522,995
Julie D. Frist	7,188,972	10,419	1,522,995
Louis A. Green, III	7,177,743	21,648	1,522,995
Dale W. Polley	7,189,872	9,519	1,522,995
Stephen B. Smith	5,725,785	1,473,606	1,522,995
Richard E. Thornburgh	7,189,972	9,419	1,522,995
Claire W. Tucker	7,189,772	9,619	1,522,995
James S. Turner, Jr.	7,188,972	10,419	1,522,995
Toby S. Wilt	7,178,242	21,149	1,522,995

Proposal 2:Ratification of Elliott Davis Decosimo, LLC as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
8,198,269	510,555	13,562	—

Section 8 – Other Events

Item 8.01. Other Events.

Committee Reassignments and Creation of Strategic Planning Committee

The Board approved changes to the membership of certain of its constituent committees (the “Committee Reassignments”) and approved the creation of the Strategic Planning Committee.  The following table shows the membership of each of the constituent committees of the Board after the Committee Reassignments and the creation of the Strategic Planning Committee.

Name	Audit	Nominating, Governance and Community Affairs	Compensation and Human Resources	Credit	Risk	Strategic Planning Committee
Dennis C. Bottorff		X	X	X		X*
L. Earl Bentz	X			X
Thomas R. Flynn	X*	X
Julie D. Frist		X*	X			X
Louis A. Green III	X	X
Dale W. Polley	X				X*	X
Stephen B. Smith		X		X
Richard E. Thornburgh			X		X
Claire W. Tucker				X	X
James S. Turner, Jr.				X*	X
Toby S. Wilt			X*	X

*  Committee Chair

The duties and responsibilities of each committee other than the Strategic Planning Committee are described in the Proxy Statement.  The Strategic Planning Committee will oversee the Board’s role in the Company’s strategic planning process, focusing on maintaining a direction that is sound in light of its financial and human resources while optimizing its future potential and providing sustainable, long-term returns to the Company’s shareholders. The Strategic Planning Committee will also oversee the process and personnel involved in the Company’s strategic planning sessions, which includes the continuation of an annual strategic planning session with the full Board, and work with management, outside advisors and banking industry experts to explore opportunities and facilitate discussions among the Board and management concerning opportunities that are financially attractive and support the Company’s strategic vision.  In addition, the Strategic Planning Committee will oversee the processes and personnel involved in implementing the various components of the Company’s strategic plan.

Adjustments to Board Compensation

The Board made the following changes to the compensation to be paid to certain of the Company’s non-employee directors serving in the positions described below, effective May 24, 2017 following the Annual Meeting.

•	$37,500 annual retainer for each of the Vice Chairs of the Board (the annual retainer for each Vice Chair for 2017 will be prorated to $25,000 based upon an effective date of May 1, 2017);

•

In addition to the existing $75,000 annual retainer for the Chair of the Board, a $15,000 annual director retainer for the Chair of the Board that is consistent with the annual director retainer paid to all other directors (the annual director retainer for the Chair for 2017 will be prorated to $10,000 based upon an effective date of May 1, 2017); and

•	$500 for each meeting of the Strategic Planning Committee or $250 for attending by telephone (no annual retainer will be paid to the chair of the Strategic Planning Committee).

Amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan

The Board approved an amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan  (the “Amendment”) that enables the Company’s non-employee directors to make an election to receive shares of the Company’s common stock in lieu of cash. Currently, 50% of each director’s Board compensation is paid in the form of the Company’s common stock. This Amendment election enables a non-employee director to receive up to 100% of Board compensation in the form of the Company’s common stock.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment that is filed as Exhibit 10.1 to this Report and that is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1First Amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:/s/ Robert B. Anderson
Robert B. Anderson

Chief Financial Officer and

Chief Administrative Officer

Date: May 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the CapStar Financial Holdings, Inc. Stock Incentive Plan